Fiscal 2Q 2016 Earnings Call Supplementary Slides February 2, 2016

2© 2016 Viavi Solutions Inc. Cautionary Language Concerning Forward-Looking Statements This presentation contains forward-looking statements under Section 27A of the Securities Act of 1934. Forward-looking statements are all statements we make other than those dealing specifically with historical matters. These forward-looking statements include, among other things, financial guidance. Please refer to the Company’s filings with the Securities and Exchange Commission, including our annual report on Form 10-K filed August 25, 2015 for additional factors that could cause actual results to materially differ from current expectations. The forward-looking statements included in this presentation are valid only as of today’s date except where otherwise noted. Viavi Solutions Inc. undertakes no obligation to update these statements. This presentation and the Q&A that follows include non-GAAP financial measures which complement the Company’s preliminary consolidated GAAP financial statements. These non-GAAP financial measures are not intended to supersede or replace the Company’s preliminary GAAP financials. We provide a detailed reconciliation of preliminary GAAP results to the non-GAAP results in the “Preliminary Reconciliation of GAAP Measures to Non-GAAP Measures” schedule in our earnings release issued today. The news release is located in the Investor Relations section of our web site at www.viavisolutions.com.

3© 2016 Viavi Solutions Inc. Fiscal 2Q 2016 Financial Highlights (Amounts non-GAAP and $millions) ▪ Revenue: $232.1 million (exceeded $212-$228 million guidance range). • NSE and OSP met or exceeded the high-end of revenue guidance. ▪ Gross margin: 63.7% (up 20 basis points Y/Y). • NE up 80 basis points Y/Y • SE down 280 basis points Y/Y. • OSP up 300 basis points Y/Y. ▪ Operating margin: 13.1% (exceeded 9.5%-11.5% guidance range). • Viavi up 470 basis points Y/Y. • NSE up 350 basis points Y/Y. • OSP up 450 basis points Y/Y. ▪ Operating cash flow of $(1.0) million which included separation related payments of approximately $15 million. Note: Amounts presented in all slides are on a continuing operations basis unless otherwise noted.

4© 2016 Viavi Solutions Inc. F2Q 2016 F1Q 2016 F2Q 2015 QoQ YoY Revenue $232.1 $229.7 $226.4 1.0% 2.5 % Gross Margin 63.7% 63.6% 63.5% 10 bps 20 bps Operating Expenses $117.4 $117.4 $124.6 0.0% (5.8)% Operating Margin 13.1% 12.5% 8.4% 60 bps 470 bps Net Income $25.0 $19.6 $11.3 27.6% 121.2 % EPS $0.11 $0.08 $0.05 $0.03 $0.06 Income Statement (Amounts non-GAAP and $millions, except per share amounts)

5© 2016 Viavi Solutions Inc. Revenue by Business Segment and Geographic Region (Amounts non-GAAP and $millions) F2Q 2016 F1Q 2016 F2Q 2015 QoQ YoY Segment Mix NE $136.4 58.8% $117.6 51.2% $129.0 57.0% 16.0% 5.7% SE $36.9 15.9% $47.9 20.9% $46.8 20.7% (23.0%) (21.2%) OSP $58.8 25.3% $64.2 27.9% $50.6 22.3% (8.4%) 16.2% Total $232.1 100.0% $229.7 100.0% $226.4 100.0% 1.0% 2.5% Region Mix Americas $121.3 52.2% $119.0 51.8% $116.9 51.6% 1.9% 3.8% Asia-Pacific $42.2 18.2% $45.5 19.8% $42.5 18.8% (7.3%) (0.7%) EMEA $68.6 29.6% $65.2 28.4% $67.0 29.6% 5.2% 2.4% Total $232.1 100.0% $229.7 100.0% $226.4 100.0% 1.0% 2.5%

6© 2016 Viavi Solutions Inc. Revenue and Non-GAAP Diluted EPS Performance (Amounts non-GAAP and $millions, except per share amounts) Revenue Non-GAAP Diluted EPS $300 $200 $100 $0 R ev en ue (m ill io ns ) $0.12 $0.11 $0.10 $0.09 $0.08 $0.07 $0.06 $0.05 $0.04 $0.03 $0.02 N on -G A A P D ilu te d EP S F1Q15 F2Q15 F3Q15 F4Q15 F1Q16 F2Q16 $215.3 $226.4 $212.4 $219.8 $229.7 $232.1 $0.03 $0.05 $0.06 $0.04 $0.08 $0.11

7© 2016 Viavi Solutions Inc. Revenue Growth Y/Y% (Amounts non-GAAP) Viavi NSE OSP 60.0% 50.0% 40.0% 30.0% 20.0% 10.0% 0.0% -10.0% -20.0% -30.0% F1Q15 F2Q15 F3Q15 F4Q15 F1Q16 F2Q16 (1.1)% (7.3)% (2.1)% (11.3)% 6.7% 2.5%4.1% (7.3)% (1.1)% (17.5)% (3.8)% (1.4)% (17.5)% (7.3)% (5.3)% 18.5% 48.3% 16.2% y/y growth (%)

8© 2016 Viavi Solutions Inc. Business Segment Results (Amounts non-GAAP and $millions) F2Q 2016 F1Q 2016 F2Q 2015 QoQ YoY Revenue NE $136.4 $117.6 $129.0 16.0% 5.7% SE $36.9 $47.9 $46.8 (23.0%) (21.2%) OSP $58.8 $64.2 $50.6 (8.4%) 16.2% Total $232.1 $229.7 $226.4 1.0% 2.5% Gross Margin NE 66.4% 64.4% 65.6% 200 bps 80 bps SE 66.4% 69.7% 69.2% (330) bps (280) bps OSP 55.8% 57.6% 52.8% (180) bps 300 bps Total 63.7% 63.6% 63.5% 10 bps 20 bps Operating Margin NSE 4.6% 1.5% 1.1% 310 bps 350 bps OSP 38.3% 41.0% 33.8% (270) bps 450 bps Total 13.1% 12.5% 8.4% 60 bps 470 bps

9© 2016 Viavi Solutions Inc. Fiscal 2Q 2016 NSE Business Highlights (Amounts non-GAAP and $millions) NE Segment Highlights ▪ Revenue at $136.4 million was up 5.7% Y/Y due to strength in both wireline and lab instruments. ▪ Gross margin at 66.4% increased 80 basis points Y/Y driven by improved operating efficiencies in the supply chain and favorable mix. SE Segment Highlights ▪ Revenue at $36.9 million decreased 21.2% Y/Y primarily due to decline in assurance offset by growth in enterprise. ▪ Gross margin at 66.4% decreased 280 basis points Y/Y due to lower revenue. ▪ NSE revenue at $173.3 million exceeded the guidance range ($157-$169 million); operating margin at 4.6% exceeded the guidance range (1.0-3.0%). ▪ Operating margin increased 350 basis points Y/Y due to operating leverage from higher revenue and operating expense management.

10© 2016 Viavi Solutions Inc. Fiscal 2Q 2016 Segment Highlights - OSP (Amounts non-GAAP and $millions) ▪ Revenue at $58.8 million at the high end of the guidance range ($55-$59 million); operating margin at 38.3% exceeded the guidance range (34.5%-36.5%). ▪ Revenue up 16.2% Y/Y on higher anti-counterfeiting revenue driven by increased bank- note printing volume as well as growth in the rest of the business. ▪ Gross margin at 55.8% increased 300 basis points Y/Y due to higher revenue and better absorption. ▪ Operating margin increased 450 basis points Y/Y due to favorable product mix and operating leverage on higher revenue.

11© 2016 Viavi Solutions Inc. F4Q 2015 F1Q 2016 F2Q 2016 Total Cash Balance* $825.6 $903.1 $926.0 Long-term Debt (Carrying Value)** $561.6 $568.2 $574.8 Cash from Operations $47.8 $(0.3) $(1.0) Short term Deferred Revenue $80.6 $80.5 $93.3 Balance Sheet Highlights ($ millions) *Includes cash and cash-equivalents, short-term investments (which also includes marketable equity investments) and restricted cash. **Carrying value equals outstanding principal amount less the unamortized debt discount. Face amount is $650 million.

12© 2016 Viavi Solutions Inc. F3Q 2016 Guidance We expect third quarter revenue to be $210 million to $226 million, operating margin to be 10.7% to 12.7% and EPS to be $0.07 to $0.09. ▪ Business segment revenue guidance: • For NSE, we expect revenue to be $155 million to $167 million. • For OSP, we expect revenue to be $55 million to $59 million. ▪ Business segment operating margin guidance: • For NSE, we expect operating margin to be 1.5% to 3.5%. • For OSP, we expect operating margin to be 36.5% to 38.5%. ▪ Expect tax expenses to be $4.5 million to $5.0 million. ▪ Expect Other Income/Expense to be net expense of $1.5 million to $2.0 million. ▪ Expect share count for EPS calculation to be 234.5 million shares. ▪ Expect ordinary course capital expenditures to be 4% to 5% of revenues. Fiscal 3Q 2016 Guidance (Amounts non-GAAP)

13© 2016 Viavi Solutions Inc. Upcoming Investor Events Mar. 1, 2016 Morgan Stanley Technology, Media and Telecom Conference San Francisco, CA

14 Appendix

GAAP Income Statement

Unaudited GAAP Income Statement	1Q15F Sep-14	2Q15F Dec-14	3Q15F Mar-15	4Q15F Jun-15	FY2015 Jun-15	1Q16F Sep-15	2Q16F Dec-15
($ in millions, except per share amounts)							
Net revenue	$ 215.3	$ 226.4	$ 212.4	$ 219.8	$ 873.9	$ 229.7	$ 232.1
Cost of revenues	78.3	84.1	76.4	83.1	321.9	84.9	85.7
Amortization of acquired technologies	8.1	9.2	9.0	5.6	31.9	4.3	4.6
Total cost of revenues	86.4	93.3	85.4	88.7	353.8	89.2	90.3
Gross profit	128.9	133.1	127.0	131.1	520.1	140.5	141.8
Operating expenses:							
Research and development	41.6	44.2	42.1	45.4	173.3	44.3	41.7
Selling, general and administrative	93.6	96.1	95.1	90.8	375.6	94.7	85.7
Amortization of other intangibles	5.0	4.9	4.8	4.8	19.5	3.8	3.7
Loss (gain) on disposal of long-lived assets	—	—	0.4	0.3	0.7	0.2	0.1
Restructuring and related charges	1.1	9.1	7.8	8.8	26.8	0.4	1.4
Total operating expenses	141.3	154.3	150.2	150.1	595.9	143.4	132.6
Income (loss) from operations	(12.4)	(21.2)	(23.2)	(19.0)	(75.8)	(2.9)	9.2
Interest and other income (expense), net	0.6	0.3	0.4	2.5	3.8	(1.1)	1.7
Interest expense	(8.2)	(8.3)	(8.2)	(8.6)	(33.3)	(8.8)	(8.8)
Income (loss) from continuing operations before income taxes	(20.0)	(29.2)	(31.0)	(25.1)	(105.3)	(12.8)	2.1
Income tax expense (benefit)	5.8	8.5	4.8	7.0	26.1	0.8	(1.2)
Income (loss) from continuing operations, net of tax	$ (25.8)	$ (37.7)	$ (35.8)	$ (32.1)	$ (131.4)	$ (13.6)	$ 3.3
Income (loss) from discontinued operations, net of tax	16.1	12.6	22.6	(8.0)	43.3	(53.4)	3.0
Net income (loss)	$ (9.7)	$ (25.1)	$ (13.2)	$ (40.1)	$ (88.1)	$ (67.0)	$ 6.3
Basic and diluted net income (loss) per share from:							
Continuing operations	$ (0.11)	$ (0.16)	$ (0.16)	$ (0.14)	$ (0.57)	$ (0.06)	$ 0.02
Discontinued operations	0.07	0.05	0.10	(0.03)	0.19	(0.22)	0.01
Net income (loss)	$ (0.04)	$ (0.11)	$ (0.06)	$ (0.17)	$ (0.38)	$ (0.28)	$ 0.03
Shares used in per-share calculation (basic)	230.8	232.1	233.2	234.6	232.7	236.0	234.9
Shares used in per-share calculation (diluted)	230.8	232.1	233.2	234.6	232.7	236.0	237.1

Unaudited % Total GAAP Revenue	1Q15F Sep-14	2Q15F Dec-14	3Q15F Mar-15	4Q15F Jun-15	FY2015 Jun-15	1Q16F Sep-15	2Q16F Dec-15
Gross margin	59.9%	58.8%	59.8%	59.6%	59.5%	61.2%	61.1%
Research and development	19.3%	19.5%	19.8%	20.7%	19.8%	19.3%	18.0%
Selling, general and administrative[1]	43.5%	42.4%	45.0%	41.4%	43.1%	41.3%	37.0%
Total operating expenses	65.6%	68.2%	70.7%	68.3%	68.2%	62.4%	57.1%
Operating margin	(5.8)%	(9.4)%	(10.9)%	(8.6)%	(8.7)%	(1.3)%	4.0%

[1] *Includes Loss (gain) on disposal of long-lived assets*

VIAVI

© 2016 Viavi Solutions Inc.

15

Non-GAAP Income Statement

Unaudited Non-GAAP Income Statement	1Q15F Sep-14	2Q15F Dec-14	3Q15F Mar-15	4Q15F Jun-15	FY2015 Jun-15	1Q16F Sep-15	2Q16F Dec-15
($ in millions, except per share amounts)							
Net revenue	$ 215.3	$ 226.4	$ 212.4	$ 219.8	$ 873.9	$ 229.7	$ 232.1
Cost of revenues	77.0	82.7	74.7	82.1	316.5	83.6	84.2
Gross profit	138.3	143.7	137.7	137.7	557.4	146.1	147.9
Operating expenses:							
Research and development	39.7	40.3	39.9	41.5	161.4	40.2	39.0
Selling, general and administrative	85.6	84.3	78.8	79.3	328.0	77.2	78.4
Total operating expenses	125.3	124.6	118.7	120.8	489.4	117.4	117.4
Income from operations	13.0	19.1	19.0	16.9	68.0	28.7	30.5
Interest and other income (expense), net	(1.3)	(1.7)	(1.7)	(1.8)	(6.5)	(3.4)	(0.5)
Income (loss) before income taxes	11.7	17.4	17.3	15.1	61.5	25.3	30.0
Income tax expense (benefit)	4.3	6.1	2.4	4.7	17.5	5.7	5.0
Net income (loss)	$ 7.4	$ 11.3	$ 14.9	$ 10.4	$ 44.0	$ 19.6	$ 25.0
Net income (loss) per share, basic	$ 0.03	$ 0.05	$ 0.06	$ 0.04	$ 0.19	$ 0.08	$ 0.11
Net income (loss) per share, diluted	$ 0.03	$ 0.05	$ 0.06	$ 0.04	$ 0.19	$ 0.08	$ 0.11
Shares used in per-share calculation (basic)	230.8	232.1	233.2	234.6	232.7	236.0	234.9
Shares used in per-share calculation (diluted)	233.3	235.2	236.6	237.5	236.8	238.7	237.1

Unaudited % Total Non-GAAP Revenue	1Q15F Sep-14	2Q15F Dec-14	3Q15F Mar-15	4Q15F Jun-15	FY2015 Jun-15	1Q16F Sep-15	2Q16F Dec-15
Gross margin	64.2%	63.5%	64.8%	62.6%	63.8%	63.6%	63.7%
Research and development	18.4%	17.8%	18.8%	18.9%	18.5%	17.5%	16.8%
Selling, general and administrative	39.8%	37.2%	37.1%	36.1%	37.5%	33.6%	33.8%
Total operating expenses	58.2%	55.0%	55.9%	55.0%	56.0%	51.1%	50.6%
Operating margin	6.0%	8.4%	8.9%	7.7%	7.8%	12.5%	13.1%

Unaudited Net Income GAAP to Non-GAAP Reconciliation	1Q15F Sep-14	2Q15F Dec-14	3Q15F Mar-15	4Q15F Jun-15	FY2015 Jun-15	1Q16F Sep-15	2Q16F Dec-15
GAAP net income (loss)	$ (9.7)	$ (25.1)	$ (13.2)	$ (40.1)	$ (88.1)	$ (67.0)	$ 6.3
Stock-based compensation	10.5	10.5	14.8	11.7	47.5	16.0	8.9
Amortization of intangibles	13.1	14.1	13.8	10.4	51.4	8.1	8.3
Loss (gain) on disposal of long-lived assets	—	—	0.4	0.3	0.7	0.2	0.1
Restructuring and related charges	1.1	9.1	7.8	8.8	26.8	0.4	1.4
Other charges related to non-recurring activities	0.7	6.6	5.4	4.7	17.4	6.9	2.6
Interest and other income	—	—	—	(2.2)	(2.2)	—	—
Non-cash interest expense	6.3	6.3	6.2	6.5	25.3	6.5	6.6
Gain, loss or impairment of investments	—	—	(0.1)	—	(0.1)	—	—
Discontinued operations, net of tax	(16.1)	(12.6)	(22.6)	8.0	(43.3)	53.4	(3.0)
Income taxes	1.5	2.4	2.4	2.3	8.6	(4.9)	(6.2)
Non-GAAP net income (loss)	$ 7.4	$ 11.3	$ 14.9	$ 10.4	$ 44.0	$ 19.6	$ 25.0

VIAVI
© 2016 Viavi Solutions Inc.
16

17© 2016 Viavi Solutions Inc. Financial Information by Segment and Geography Unaudited 1Q15F 2Q15F 3Q15F 4Q15F 1Q16F 2Q16F Segment Results ($ in millions) Sep-14 Dec-14 Mar-15 Jun-15 Sep-15 Dec-15 Net revenue: Network Enablement $ 121.5 $ 129.0 $ 124.1 $ 132.2 $ 117.6 $ 136.4 Service Enablement 50.5 46.8 39.9 37.1 47.9 36.9 Network and Service Enablement 172.0 175.8 164.0 169.3 165.5 173.3 Optical Securities and Performance Products 43.3 50.6 48.4 50.5 64.2 58.8 Net revenue $ 215.3 $ 226.4 $ 212.4 $ 219.8 $ 229.7 $ 232.1 Gross profit (loss) Network Enablement $ 80.2 $ 84.6 $ 83.2 $ 85.9 $ 75.7 $ 90.6 Service Enablement 35.0 32.4 28.2 23.6 33.4 24.5 Network and Service Enablement 115.2 117.0 111.4 109.5 109.1 115.1 Optical Securities and Performance Products 23.1 26.7 26.3 28.2 37.0 32.8 Total segment gross profit (loss) $ 138.3 $ 143.7 $ 137.7 $ 137.7 $ 146.1 $ 147.9 Operating income (loss) Network and Service Enablement $ (1.3) $ 2.0 $ 1.7 $ (2.5) $ 2.4 $ 8.0 Optical Securities and Performance Products 14.3 17.1 17.3 19.4 26.3 22.5 Total segment operating income (loss) $ 13.0 $ 19.1 $ 19.0 $ 16.9 $ 28.7 $ 30.5 Corporate reconciling items impacting operating (loss) income: Stock-based compensation $ 10.5 $ 10.5 $ 14.8 $ 11.7 $ 16.0 $ 8.9 Amortization of intangibles 13.1 14.1 13.8 10.4 8.1 8.3 (Loss) gain on disposal and impairment of long-lived assets — — 0.4 0.3 0.2 0.1 Restructuring and related charges 1.1 9.1 7.8 8.8 0.4 1.4 Other charges related to non-recurring activities 0.7 6.6 5.4 4.7 6.9 2.6 GAAP Income (loss) from operations $ (12.4) $ (21.2) $ (23.2) $ (19.0) $ (2.9) $ 9.2 Unaudited 1Q15F 2Q15F 3Q15F 4Q15F 1Q16F 2Q16F Non-GAAP Revenue by Segment (%) Sep-14 Dec-14 Mar-15 Jun-15 Sep-15 Dec-15 Network Enablement 56.4% 57.0% 58.4% 60.1% 51.2% 58.8% Service Enablement 23.5% 20.7% 18.8% 16.9% 20.9% 15.9% Optical Securities and Performance Products 20.1% 22.3% 22.8% 23.0% 27.9% 25.3% Unaudited 1Q15F 2Q15F 3Q15F 4Q15F 1Q16F 2Q16F Non-GAAP Revenue by Region ($ in millions) Sep-14 Dec-14 Mar-15 Jun-15 Sep-15 Dec-15 Americas $ 118.6 $ 116.9 $ 121.0 $ 129.0 $ 119.0 $ 121.3 Americas % 55.0% 51.6% 56.9% 58.7% 51.8% 52.2% EMEA $ 67.5 $ 67.0 $ 59.4 $ 51.6 $ 65.2 $ 68.6 EMEA % 31.4% 29.6% 28.0% 23.5% 28.4% 29.6% Asia-Pacific $ 29.2 $ 42.5 $ 32.0 $ 39.2 $ 45.5 $ 42.2 Asia-Pacific % 13.6% 18.8% 15.1% 17.8% 19.8% 18.2%

18© 2016 Viavi Solutions Inc. Balance Sheet Unaudited 4Q15F 2Q16F Balance Sheet (in millions) Jun-15 Dec-15 ASSETS Current assets: Cash and cash equivalents $ 334.5 $ 329.0 Short-term investments 464.9 585.5 Restricted cash 26.2 11.5 Accounts receivable, net 152.3 181.8 Inventories, net 53.8 57.6 Prepayments and other current assets 38.2 34.1 Current assets of discontinued operations 310.2 — Total current assets 1,380.1 1,199.5 Property, plant and equipment, net 149.2 136.5 Deferred income taxes 117.3 103.3 Goodwill 255.5 246.1 Intangibles, net 90.6 77.6 Other non-current assets 20.9 19.4 Non-current assets of discontinued operations 204.2 — Total assets $ 2,217.8 $ 1,782.4 LIABILITIES AND STOCKHOLDERS’ EQUITY Current liabilities: Accounts payable $ 42.0 $ 37.5 Accrued payroll and related expenses 52.6 54.7 Income taxes payable 3.1 15.8 Deferred revenue 80.6 93.3 Accrued expenses 23.7 29.8 Other current liabilities 43.5 30.8 Current liabilities of discontinued operations 130.0 — Total current liabilities 375.5 261.9 Long-term debt 561.6 574.8 Other non-current liabilities 168.4 162.3 Non-current liabilities of discontinued operations 10.9 — Total stockholders’ equity 1,101.4 783.4 Total liabilities and stockholders’ equity $ 2,217.8 $ 1,782.4